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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 2001








                                 XCARE.NET, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-29273


            DELAWARE                                           85-0373486
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)












      6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1400, ENGLEWOOD, COLORADO 80111
                    (Address of principal executive offices)


                                 (303) 488-2019
                         (Registrant's telephone number)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 13, 2001, Xcare.net consummated the acquisition of Healthcare.com Corporation ("Healthcare.com"). Under the terms of the merger, a wholly-owned subsidiary of XCare.net merged with Healthcare.com and Healthcare.com became a wholly-owned subsidiary of the XCare.net. Healthcare.com stockholders received a fixed exchange of 0.375 shares of XCare.net's common stock for each share Healthcare.com common stock they owned. The transaction will be accounted for as a purchase. The press release announcing the closing of the transaction is attached as Exhibit 99.1.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         The audited financial statements as of December 31, 2000 and 1999 and for the three years ended December 31, 2000 of Healthcare.com were previously reported in Healthcare.com's Annual Report on Form 10-K dated April 2, 2001.

(b)      Pro Forma Financial Information

         The unaudited pro forma combined balance sheets of XCare.net as of June 30, 2001 and the unaudited pro forma combined statements of operations of XCare.net for the six months ended June 30, 2001, and twelve months ended December 31, 2000, will be filed by amendment to this Form 8-K as soon as practicable, but no later than 75 days after the date of the consummation of the transaction.


(c)      Exhibits


Exhibit
Number            Description
-------           -----------

2.1 Agreement and Plan of Merger and Reorganization dated May 14, 2001 (previously filed as Exhibit 2.1 to XCare.net's Form 8-K filed on May 18, 2001 and incorporated hereing by refence).


99.1              Text of Press Release dated August 13, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                XCARE.NET, INC



Date: August 27, 2001                           By: /s/ Gary T. Scherping
     -----------------                             -----------------------------
                                                   Gary T. Scherping
                                                   Executive VP of Finance,
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer) and
                                                   Assistant Secretary



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                                 EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

 99.1             Text of Press Release dated August 13, 2001.